UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2021
Blonder Tongue Laboratories, Inc. (Exact Name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	1-14120 (Commission File Number)	52-1611421 (I.R.S. Employer Identification No.)
One Jake Brown Road, Old Bridge, New Jersey 08857 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (732) 679-4000
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001	BDR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01   Entry into a Material Definitive Agreement.

As previously disclosed, on October 25, 2019, Blonder Tongue Laboratories, Inc. (the “Company”), R. L. Drake Holdings, LLC, a wholly-owned subsidiary of the Company, Blonder Tongue Far East, LLC, a wholly-owned subsidiary of the Company and MidCap Business Credit LLC (“MidCap”) entered into a Loan and Security Agreement (All Assets) (the “Original Agreement”), which was subsequently amended by a Consent and Amendment to Loan Agreement and Loan Documents dated as of April 7, 2020 (the “First Amendment”) and by a Second Amendment to Loan Agreement dated as of January 8, 2021 (the "Second Amendment;" and together with the Original Agreement and the First Amendment, the “Loan Agreement”).

The parties have entered into a Third Amendment to Loan Agreement, effective as of June 14, 2021 (the "Third Amendment"), which amendment, revised the Loan Agreement to, among other things, modify the Loan Agreement's definition of “Minimum EBITDA Covenant Trigger Event.” The Third Amendment amends the definition, retroactive to and as of June 1, 2021. All remaining terms of the Loan Agreement continue in full force and effect.

The foregoing summary of the Third Amendment is not complete and is qualified in its entirety by reference to the full text of the Third Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. In addition, the Original Agreement is attached as an exhibit to our Current Report on Form 8-K filed on October 30, 2019, the First Amendment is attached as an exhibit to our Current Report on Form 8-K filed on April 9, 2020 and the Second Amendment is attached as an exhibit to our Current Report on Form 8-K filed on January 11, 2021. We encourage you to read each of the Original Agreement, the First Amendment, the Second Amendment in its entirety.

Item 9.01   Financial Statements and Exhibits

(d)       Exhibits. The following exhibit is filed herewith:

Exhibit No.	Description
10.1	Third Amendment to Loan Agreement, effective as of June 14, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLONDER TONGUE LABORATORIES, INC.

	By:	/s/ Eric Skolnik
Eric Skolnik
Senior Vice President and Chief Financial Officer

Date: June 15, 2021

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